LJM PRESERVATION AND GROWTH FUND

Class A LJMAX

Class C LJMCX

Class I LJMIX

A Series of Two Roads Shared Trust

Supplement dated November 14, 2017 to the Prospectus dated February 28, 2017

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The paragraph under the heading “EXCHANGE PRIVILEGE” on page 22 of the LJM Preservation and Growth Fund’s Prospectus is replaced in its entirety with the following:

Upon request, eligible beneficial holders of Class A Shares and Class C Shares may exchange their shares for Class I Shares of the Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of the share class of the shares to be exchanged. Such an exchange will be effected at the NAV of the share class of the shares to be exchanged next calculated after the exchange request is received by the Fund’s transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares or Class C Shares. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares or Class C Shares for Class I Shares.

You may make an exchange request by sending a written request to the Fund’s transfer agent or calling the Funds at 1-855-LJM-FUND.

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This Supplement and the Prospectus, dated February 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling1-855-LJM-FUND (556-3863).